ING AdvantageSM ING Advantage CenturySM ING Advantage Century PlusSM
Separate Account N ReliaStar Life Insurance Company
Supplement dated June 11, 2003 to the Profile and Prospectus dated May 1, 2003, as amended May 30, 2003 and the Statement of Additional Information dated May 1, 2003

The information contained in this supplement amends certain information contained in the Profile and Prospectus dated May 1, 2003, as amended on May 30, 2003 and the Statement of Additional Information dated May 1, 2003. You should read this supplement along with the applicable Profile, Prospectus and Statement of Additional Information.

Effective June 2, 2003 ING VP Research Enhanced Index Portfolio - Class R was renamed ING VP Disciplined LargeCap Portfolio - Class R. The Portfolio follows the same quantitative strategy, but will invest approximately 125-150 stocks in the Standard & Poor's Composite 500 Stock Price Index, instead of 400-450 stocks.

All references to ING VP Research Enhanced Index Portfolio - Class R are replaced with ING VP Disciplined LargeCap Portfolio - Class R.

X.NRTHP-03B	June 2003